BILL OF SALE

                             SPECTRIAN CORPORATION,
                            a California corporation

                                       to

                           SPEC (CA) QRS 12-20, INC.,
                            a California corporation

                  KNOW ALL MEN BY THESE PRESENTS, that SPECTRIAN CORPORATION, a California corporation ("Seller"), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid by SPEC
(CA) QRS 12-20, INC., a California corporation ("Purchaser"), at or before the sealing and delivery of these presents, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto Purchaser all and singular the following described machinery and equipment owned by Seller and located on properties situate in Santa Clara County, California, as described on Exhibit A attached hereto and made a part hereof (the "Properties"), to wit:

                  The machinery and equipment listed and described on Exhibit B attached hereto and made a part hereof specifically excluding any machinery and equipment described on Exhibit B-1 attached hereto and made a part hereof (the "Machinery and Equipment").

                  TO  HAVE  AND  TO  HOLD  the  Machinery  and  Equipment   unto
Purchaser, its successors and assigns, to and for its own proper use and benefit forever.

                  AND Seller for itself and for its successors and assigns, does hereby covenant with Purchaser, its successors and assigns, that it is the true and lawful owner of the Machinery and Equipment hereby sold, and has full power to sell and convey the same; that the title so conveyed is clear, free and unencumbered; and further that it does warrant and will forever defend the same against the claim or claims of all persons whomsoever claiming to claim the same or any part thereof.

                  IN WITNESS WHEREOF, Seller has caused its corporate name to be hereunto subscribed this 19th day of November, 1996.

                                       SPECTRIAN CORPORATION

                                       By: /s/ Edward A. Supplee, Jr.
                                           -------------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------

                                                                       EXHIBIT A


                              PROPERTY DESCRIPTION


All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE
Parcel B, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on January 31, 1977, in Book 388 of Maps, page(s) 32.

PARCEL TWO
Parcel One, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 25, 1984, in Book 529 of Maps, page(s) 34.

                                                                       EXHIBIT B


                             MACHINERY AND EQUIPMENT

All fixtures, machinery, apparatus, equipment, fittings and appliances of every kind and nature whatsoever now or hereafter affixed to or attached to or installed in either of the Properties (except as hereafter provided), including all electrical, anti-pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, cleaning, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, but excluding all of Seller's property described on Exhibit B-1 attached hereto.

                                                                     EXHIBIT B-1


                                SELLER'S PROPERTY

All personal property and all trade fixtures, machinery, office, manufacturing and warehouse equipment (including wafer fab processing and other processing equipment) which are not necessary to the operation, as buildings, of the buildings which constitute part of the Properties and the following items:

                  (a) Nortel phone system, including phones, switch component and network lines;

                  (b) Computer network equipment and associated wiring;

                  (c) Chemical/gas supply lines and equipment used specifically for manufacturing and testing;

                  (d) Security system, including badge readers; and

                  (e)  Wafer  fab  facility  support  equipment   including  the
         following items used exclusively by wafer fab facility:

                           (i)  Mechanical/HVAC  equipment  including  Scrubber,
                  Acid  Neutralization   System,   Wafer  Deionization   System,
                  Chiller, Emergency Generator and CO2 tank;

                           (ii) Fabrication facility electronics & monitoring equipment; and

                           (iii) Fabrication facility fire protection equipment.